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                                                                    Exhibit 10.2

                        INCENTIVE STOCK OPTION AGREEMENT
                         UNDER THE NXSTAGE MEDICAL, INC.
                        1999 STOCK OPTION AND GRANT PLAN
                     FOR GRANTS PRIOR TO SEPTEMBER 15, 2005

NAME OF OPTIONEE:            _______ (the "Optionee")

NO. OF OPTION SHARES:        _______ Shares of Common Stock

GRANT DATE:                  _______ (the "Grant Date")

EXPIRATION DATE:             _______ (the "Expiration Date")

OPTION EXERCISE PRICE/SHARE: $______ (the "Option Exercise Price")

     Pursuant to the NxSTAGE MEDICAL, INC., 1999 Stock Option and Grant Plan (the "Plan"), NxSTAGE MEDICAL, INC., a Delaware corporation (together with all successors thereto, the "Company"), hereby grants to the Optionee, who is an employee of the Company or any of its Subsidiaries, an option (the "Stock Option") to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share ("Common Stock"), of the Company indicated above (the "Option Shares," and such shares once issued shall be referred to as the "Issued Shares"), at the Option Exercise Price, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (this "Agreement") and in the Plan. This Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified Stock Option.

     1. DEFINITIONS. For the purposes of this Incentive Stock Option Agreement (this "Agreement"), the following terms shall have the following respective meanings. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          An "Affiliate" of any Person shall mean a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

          "Bankruptcy" shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee or any Permitted Transferee, or (ii) the Optionee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Optionee's assets, which involuntary petition or assignment or attachment is not discharged
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within 60 days after its date, and (iii) the Optionee or any Permitted
Transferee being subject to a transfer of the Stock Option or the Issued Shares by operation of law, except by reason of death.

          "Board" shall mean the Board of Directors of the Company.

          "Cause" shall mean a vote of the Board of Directors of the Company or its successor entity as the case may be, resolving that the Optionee should be dismissed as a result of (i) the commission of any act by an Optionee constituting financial dishonesty against the Company (which act would be chargeable as a crime under applicable law); (ii) an Optionee's engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which, as determined in good faith by the Board, would:
(A) materially adversely affect the business or the reputation of the Company with its current or prospective customers, suppliers, lenders and/or other third parties with whom it does or might do business; or (B) negligently expose the Company to a risk of civil or criminal legal damages, liabilities or penalties;
(iii) the repeated failure by an Optionee to follow the directives of the Company's chief executive officer or Board or (iv) an Optionee's inadequate performance of his or her duties to the Company which inadequate performance is not cured within 30 days after the Company has given written notice to such Optionee specifying the inadequate performance in reasonable detail and demanding its cure.

          "Committee" shall mean the Board or a committee of the Board then responsible for administration of the Plan at the relevant time.

          "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share, together with any shares into which Common Stock may be converted or exchanged, as provided above and herein.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "Good Reason" shall mean the occurrence of any of the following events: (i) the Optionee's being subject to illegal harassment for which the Company is responsible; (ii) a material, comprehensive and adverse change in the Optionee's job description, responsibilities or direct support staff size; (iii) a reduction of more than 15% in the Optionee's earnings from his or her earnings in the previous fiscal year, except for across-the-board salary reductions similarly affecting all or substantially all management employees and reductions related to the Optionee's job performance; or (iii) the relocation of the office at which the Optionee is principally employed to a location more than fifty (50) miles from such office.

          "Initial Public Offering" shall mean the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its equity securities.

          "Permitted Transferees" shall mean any of the following to whom the Optionee may transfer Issued Shares hereunder: the Optionee's spouse, children (natural or adopted), stepchildren or a trust for their sole benefit of which the Optionee is the settlor; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms.


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          "Person" shall mean any individual, corporation, partnership (limited or general), limited liability Company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

          "Sale Event" shall mean, regardless of form thereof, (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Company's capital stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the outstanding stock of the Company to an unrelated person or entity.

          "Service Relationship" shall mean any relationship as an employee, part-time employee, director or consultant of the Company or any Subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event the Optionee's status changes from full-time employee to part-time employee or consultant.

          "Subsidiary" shall mean any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing more than 50 percent of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     2. VESTING AND EXERCISABILITY.

          (a) This Option is fully exercisable as of the Date of Grant; provided, however, that this Option may not be exercised as to any shares after the expiration of ten (10) years from the Date of Grant.

          (b) Except as set forth below and in Section 6, and subject to the determination of the Committee, in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to 100% of the Option Shares accordingly: (1)twenty-five percent 25% on __________ and (2)seventy-five percent (75%) at the rate of one thirty-sixth (1/36th) per month over the three (3) years thereafter. Vesting calculations shall be rounded up to the whole share. All unvested shares shall be subject to the Company's Right of Repurchase set forth in Section 9 below.

Notwithstanding anything herein to the contrary, but without limitation of
Section 6, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event and thereafter remains in effect following such Sale Event as contemplated by Section 6, then this Stock Option shall be deemed vested and exercisable in full upon the date on which the Optionee's employment with the Company and its subsidiaries or successor entity terminates if (i) such termination occurs within 12 months of such Sale Event and (ii) such termination is by the Company without Cause or by the Optionee for Good Reason.


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          (c) In the event that the Optionee's Service Relationship with the
Company and its Subsidiaries terminates for any reason or under any circumstances, including the Optionee's resignation, retirement or termination by the Company, upon the Optionee's death or disability (as defined in Section 422(c)(6) of the Code, or for any other reason, regardless of the circumstances thereof, this Stock Option may thereafter be exercised, to the extent it was vested on such date of such termination, until the date specified in Section 2(d) below. Any portion of the Stock Option that is not vested on the date of termination of the Service Relationship shall immediately expire and be null and void.

          (d) Subject to the provisions of Section 6 below, once any portion of this Stock Option becomes vested, it shall continue to be vested by the Optionee or his or her successors as contemplated herein at any time or times prior to the earliest of (i) the date which is (A) twelve (12) months following the date on which the Optionee's Service Relationship with the Company and its Subsidiaries terminates due to death or disability or (B) 90 days following the date on which the Optionee's Service Relationship with the Company terminates if the termination is due to any other reason, or (ii) the Expiration Date; provided, however, if the Optionee's service relationship is terminated for Cause, this Stock Option shall be null and void upon such date of termination for cause. For purposes of this Agreement, and in accordance with the terms of this Agreement and the Plan, the Committee shall have sole discretion to determine the reason for the termination of the Optionee's Service Relationship with the Company or any Subsidiary.

          (e) It is understood and intended that this Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Issued Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Issued Shares to him or her, nor within the two-year period beginning on the day after the grant of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment (or twelve months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Issued Shares within either of these periods, he or she will notify the Company within thirty (30) days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent Option Shares and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) vest in any year, such options will not qualify as incentive stock options.

     3. EXERCISE OF STOCK OPTION.

          (a) The Optionee may exercise this Stock Option only in the following manner: prior to the Expiration Date (subject to Section 6), the Optionee may deliver a Stock Option exercise notice (an "Exercise Notice") in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Option Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

               (i) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;


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               (ii) if the Initial Public Offering covering the offer and sale of Common Stock of the Company to the public has occurred, then (A) through the delivery (or attestation to ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that have been held by the Optionee for at least six months and are not subject to restrictions under any Plan of the Company, (B) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

               (iii) a combination of (i), (ii)(A) and (ii)(B) above.

Payment instruments will be received subject to collection.

          (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

          (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

     4. INCORPORATION OF PLAN. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

     5. TRANSFERABILITY OF STOCK OPTION. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee's lifetime only by the Optionee (or by the Optionee's guardian or personal representative in the event of the Optionee's incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the executor of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

     6. EFFECT OF CERTAIN TRANSACTIONS. (a) In the case of and subject to the consummation of a Sale Event, unless otherwise provided herein, fifty percent (50%) of all Stock


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Options issued hereunder but not vested and exercised immediately prior to the effective date of such Sale Event shall vest and become fully exercisable as of the effective date of such Sale Event.

          (b) The Stock Option issued hereunder shall terminate upon the effectiveness of any such Sale Event, unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the assumption of Stock Options theretofore granted (after taking into account any acceleration under Section 6(a) above), or the substitution for such Stock Options of new Stock Options of the successor entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination each participant shall be permitted, within a specified period of time prior to the consummation of the Sale Event as may be determined by the Committee, to exercise all outstanding Options held by such participant which are then vested or will become vested upon the effectiveness of the Sale Event, provided, however, that the exercise of Options not vested immediately prior to the Sale Event shall be subject to the effectiveness of the Sale Event. In the event provision is made in connection with the Sale Event for the assumption of Stock Options or the substitution for such Stock Options of the successor entity or a parent or subsidiary thereof, the remaining Stock Options that do not vest as a result of the Sale Event shall continue to be subject to the original vesting provisions as set forth in this Agreement and as adjusted on a pro rata basis to reflect the acceleration provided herein.

     7. WITHHOLDING TAXES. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

     8. RESTRICTIONS ON TRANSFER OF ISSUED SHARES. None of the Issued Shares acquired upon exercise of the Stock Option shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Act), and such disposition is in accordance with the terms and conditions of Sections 8 and 9. In connection with any transfer of Issued Shares, the Company may require the transferor to provide at the Optionee's own expense an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of Sections 8 and 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Issued Shares. Subject to the foregoing general provisions, Issued Shares may be transferred pursuant to the following specific terms and conditions:


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          (a) Transfers to Permitted Transferees. The Optionee may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement to the same extent as the Optionee (including, without limitation, the provisions of Sections 8 and 9) and shall have delivered a written acknowledgment to that effect to the Company.

          (b) Transfers Upon Death. Upon the death of the Optionee, any Issued Shares then held by the Optionee at the time of such death and any Issued Shares acquired thereafter by the Optionee's legal representative pursuant to this Agreement shall be subject to the provisions of Sections 8 and 9, if applicable, and the Optionee's estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

          (c) Company's Right of First Refusal. In the event that the Optionee (or any transferee holding Issued Shares subject to this Section 8(c)) desires to transfer all or any part of the Issued Shares to any person other than the Company (an "Offeror"), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Optionee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Issued Shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counternotice to the Optionee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counternotice.

          (d) Sale of Option Shares to Offeror. The Optionee may, for 60 days after the expiration of the 30-day option period as set forth in Section 8(c), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 8.

          (e) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company's stock, the restrictions contained in this Section 8 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Issued Shares.

          (f) Expiration of Company's Right of First Refusal. The first refusal rights of the Company set forth above shall remain in effect until the closing of an Initial Public Offering.

     9. COMPANY'S RIGHT OF REPURCHASE.


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          (a) Right of Repurchase. The Company shall have the right (the
"Repurchase Right") upon the occurrence of any of the events specified in
Section 9(b) below (the "Repurchase Event") to repurchase from the Optionee (or his or her estate) some or all (as determined by the Company) of the Unvested Shares held or subsequently acquired upon exercise of this Stock Option in accordance with the terms hereof by the Optionee (or his or her estate) at the price per share specified below. The Repurchase Right may be exercised by the Company within sixty (60) days following the date of such event (the "Repurchase Period"). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Exercise Price of the shares. The Company may assign the Repurchase Right to one or more persons. Upon exercise of the Repurchase Right in the manner provided in this Section 9(a), the Optionee (or his or her estate) shall deliver to the Company the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

     If Issued Shares are not purchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all of the provisions of this Section 8 and Section 9 hereof.

          (b) Company's Right to Exercise Repurchase Right. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

               (i) The termination of the Optionee's Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily; or

               (ii) The Optionee's Bankruptcy.

          (c) Expiration of Company's Repurchase Right. The Repurchase Rights of the Company shall remain in effect until the closing of an Initial Public Offering.

     10. ESCROW ARRANGEMENT.

          (a) Escrow. In order to carry out the provisions of Sections 8 and 9 of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Optionee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any purchase by the Company (or any of its assigns) pursuant to this Agreement, the Company is hereby authorized by the Optionee and any Permitted Transferee, as the Optionee's and each such Permitted Transferee's attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company's Repurchase and first refusal rights, the Company shall, at the written request of the Optionee, deliver to the Optionee (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 10.


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          (b) Remedy. Without limitation of any other provision of this
Agreement or other rights, in the event that the Optionee, any Permitted Transferees or any other person or entity is required to sell the Optionee's Issued Shares pursuant to the provisions of Section 8 and 9 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company's independent public accounting firm, as agent or trustee, or in escrow, for the Optionee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Optionee as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the person or entity who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 8 and 9, such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

     11. DRAG ALONG RIGHT. In the event the holders of a majority of the Common Stock (or Common Stock equivalents) then outstanding (the "Majority Shareholders") determine to sell or otherwise dispose of all or substantially all of the assets of the Company or all or fifty percent (50%) or more of the capital stock of the Company owned by the Majority Shareholders in each case in a transaction constituting a change in control of the Company, to any non-Affiliate(s) of the Company or any of the Majority Shareholders, or to cause the Company to merge with or into or consolidate with any non-Affiliate(s) of the Company or any of the Majority Shareholders (in each case, the "Buyer") in a bona fide negotiated transaction (a "Sale"), the Optionee, including any of his or her successors as contemplated herein, shall be obligated to and shall upon the written request of a Majority Shareholders (subject to Sections 6 and 8):
(a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Issued Shares (including for this purpose all of such Optionee's or his or her Permitted Transferee's Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of options (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of vested securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 11. The provisions of this Section 11 shall terminate upon the completion of an Initial Public Offering.

     12. LOCKUP PROVISION. The Optionee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any securities of the Company (including, without limitation pursuant to Rule 144 under the Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company's Initial Public Offering or 90 days in the case of any other public offering.


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     12. MISCELLANEOUS PROVISIONS.

          (a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

          (b) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Massachusetts without regard to conflict of law principles.

          (d) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

          (e) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

          (f) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

          (g) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

          (h) Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the "J.A.M.S. Rules"). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Boston, Massachusetts.

     The parties covenant and agree that the arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than 7 business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within 6 months of the selection of the arbitrator. The arbitrator's decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

     The parties covenant and agree that they will participate in the arbitration in good faith. This Section 13(h) applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

     Each of the parties hereto (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

               (i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     This Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

                                        NxSTAGE MEDICAL, INC.


                                        By:
                                            ------------------------------------
                                        Name: Jeffrey H. Burbank
                                        Title: President & CEO

                                           Address:
                                           439 S. Union Street
                                           Lawrence, MA 01843
                                           Attn: Chief Financial Officer

     This Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

                                           Optionee:


                                           -------------------------------------
                                           Name:

                                           Address:

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

SPOUSE'S CONSENT(1)
I acknowledge that I have read the
foregoing Incentive Stock Option
Agreement and understand the contents
thereof.

Name:
      ----------------------------------

Date:                       ,
      ----------------- ----  ----------

----------
(1) Required only if the Optionee's state of residence is one of the following states: Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin.

                                           DESIGNATED BENEFICIARY:

                                           Name:
                                                 -------------------------------

                                           Beneficiary's Address:

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   APPENDIX A

                          STOCK OPTION EXERCISE NOTICE

NxSTAGE MEDICAL, INC.
Attention: Chief Financial Officer
439 South Union Street 5th Floor
Lawrence, MA 01843

     Pursuant to the terms of my Incentive Stock Option Agreement dated __________ (the "Agreement") under the NxSTAGE MEDICAL, Inc. 1999 Stock Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Option Shares] _______ Option Shares. I have chosen the following form(s) of payment:

          [ ]  1. Cash

          [ ]  2. Certified or bank check payable to NxSTAGE MEDICAL, INC.

          [ ]  3. Other (as described in the Agreement (please describe))
                                                                         .
                  -------------------------------------------------------

                                           Sincerely yours,

                                           OPTIONEE


                                           -------------------------------------
                                           Name:

                                           Address:

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                        INCENTIVE STOCK OPTION AGREEMENT
                         UNDER THE NXSTAGE MEDICAL, INC.
                  1999 STOCK OPTION AND GRANT PLAN, AS AMENDED
                      FOR GRANTS AFTER SEPTEMBER 15, 2005

NAME OF OPTIONEE:            __________ (the "Optionee")
NO. OF OPTION SHARES:        __________ Shares of Common Stock
GRANT DATE:                  __________ (the "Grant Date")
EXPIRATION DATE:             __________ (the "Expiration Date")
OPTION EXERCISE PRICE/SHARE: __________ (the "Option Exercise Price")

     Pursuant to the NxSTAGE MEDICAL, INC., 1999 Stock Option and Grant Plan (the "Plan"), NxSTAGE MEDICAL, INC., a Delaware corporation (together with all successors thereto, the "Company"), hereby grants to the Optionee, who is an employee of the Company or any of its Subsidiaries, an option (the "Stock Option") to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.001 per share ("Common Stock"), of the Company indicated above (the "Option Shares," and such shares once issued shall be referred to as the "Issued Shares"), at the Option Exercise Price, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (this "Agreement") and in the Plan. This Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a non-qualified Stock Option.

     1. DEFINITIONS. For the purposes of this Incentive Stock Option Agreement (this "Agreement"), the following terms shall have the following respective meanings. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          An "Affiliate" of any Person shall mean a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

          "Bankruptcy" shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee or any Permitted Transferee, or (ii) the Optionee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Optionee's assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Optionee or any Permitted Transferee being subject to a transfer of the Stock Option or the Issued Shares by operation of law, except by reason of death.

          "Board" shall mean the Board of Directors of the Company.

          "Cause" shall mean a vote of the Board of Directors of the Company or its successor entity as the case may be, resolving that the Optionee should be dismissed as a result of (i) the commission of any act by an Optionee constituting financial dishonesty against the Company (which act would be chargeable as a crime under applicable law); (ii) an Optionee's engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which, as determined in good faith by the Board, would:
(A) materially adversely affect the business or the reputation of the Company with its current or prospective customers, suppliers, lenders and/or other third parties with whom it does or might do business; or (B) negligently expose the Company to a risk of civil or criminal legal damages, liabilities or penalties;
(iii) the repeated failure by an Optionee to follow the directives of the Company's chief executive officer or Board or (iv) an Optionee's inadequate performance of his or her duties to the Company which inadequate performance is not cured within 30 days after the Company has given written notice to such Optionee specifying the inadequate performance in reasonable detail and demanding its cure.

          "Committee" shall mean the Board or a committee of the Board then responsible for administration of the Plan at the relevant time.

          "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share, together with any shares into which Common Stock may be converted or exchanged, as provided above and herein.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "Good Reason" shall mean the occurrence of any of the following events: (i) the Optionee's being subject to illegal harassment for which the Company is responsible; (ii) a material, comprehensive and adverse change in the Optionee's job description, responsibilities or direct support staff size; (iii) a reduction of more than 15% in the Optionee's earnings from his or her earnings in the previous fiscal year, except for across-the-board salary reductions similarly affecting all or substantially all management employees and reductions related to the Optionee's job performance; or (iii) the relocation of the office at which the Optionee is principally employed to a location more than fifty (50) miles from such office.

          "Initial Public Offering" shall mean the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its equity securities.

          "Permitted Transferees" shall mean any of the following to whom the Optionee may transfer Issued Shares hereunder: the Optionee's spouse, children (natural or adopted), stepchildren or a trust for their sole benefit of which the Optionee is the settlor; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms.

          "Person" shall mean any individual, corporation, partnership (limited or general), limited liability Company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

          "Sale Event" shall mean, regardless of form thereof, (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Company's capital stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the outstanding stock of the Company to an unrelated person or entity.

          "Service Relationship" shall mean any relationship as an employee, part-time employee, director or consultant of the Company or any Subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event the Optionee's status changes from full-time employee to part-time employee or consultant.

          "Subsidiary" shall mean any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing more than 50 percent of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     2. VESTING AND EXERCISABILITY.

          (a) Except as set forth below and in Section 6, and subject to the determination of the Committee, in its sole discretion to accelerate the vesting schedule hereunder, this stock option shall become exercisable ("vest") as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 1/48th of the original number of Shares at the end of each successive one-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date. The right of exercise shall be cumulative so that to the extent the Stock Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Option Shares for which it is vested until the earlier of the Expiration Date or the termination of this option under
Section 2 hereof or the Plan.

Notwithstanding anything herein to the contrary, but without limitation of
Section 6, in the event that this Stock Option is assumed or continued by the Company or its successor entity in the sole discretion of the parties to a Sale Event and thereafter remains in effect following such Sale Event as contemplated by Section 6, then this Stock Option shall be deemed vested and exercisable in full upon the date on which the Optionee's employment with the Company and its subsidiaries or successor entity terminates if (i) such termination occurs within 12 months of such Sale Event and (ii) such termination is by the Company without Cause or by the Optionee for Good Reason.

          (b) Except as otherwise provided in this Section 2, this Stock Option may not be exercised unless the Optionee, at the time he or she exercises this option, has and has had at all times since the Grant Date a Service Relationship with the company. In the event that the Optionee's Service Relationship with the Company and its Subsidiaries terminates for any reason or under any circumstances, including the Optionee's resignation, retirement or termination by the Company, upon the Optionee's death or disability (as defined in Section 422(c)(6) of the Code), or for any other reason, regardless of the circumstances thereof, this Stock Option may thereafter be exercised, to the extent it was vested on such date of such termination, until the date specified in Section 2(d) below. Any portion of the Stock Option that is not vested on the date of termination of the Service Relationship shall immediately expire and be null and void.

          (c) Subject to the provisions of Section 6 below, once any portion of this Stock Option becomes exercisable, it shall continue to be exercisable by the Optionee or his or her successors as contemplated herein at any time or times prior to the earliest of (i) the date which is (A) twelve (12) months following the date on which the Optionee's Service Relationship with the Company and its Subsidiaries terminates due to death or disability or (B) 90 days following the date on which the Optionee's Service Relationship with the Company terminates if the termination is due to any other reason, or (ii) the Expiration Date; provided, however, if the Optionee's Service Relationship is terminated for Cause, this Stock Option shall be null and void upon such date of termination for Cause. For purposes of this Agreement, and in accordance with the terms of this Agreement and the Plan, the Committee shall have sole discretion to determine the reason for the termination of the Optionee's Service Relationship with the Company or any Subsidiary.

          (d) It is understood and intended that this Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Issued Shares for which incentive stock option treatment is desired within the one-year period beginning on the day after the day of the transfer of such Issued Shares to him or her, nor within the two-year period beginning on the day after the grant of this Stock Option and further that this Stock Option must be exercised within three months after termination of employment (or twelve months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Issued Shares within either of these periods, he or she will notify the Company within thirty (30) days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent shares issuable upon exercise of this stock option (the "Option Shares") and shares issuable upon exercise of any other incentive stock options of the Optionee having an aggregate fair market value in excess of $100,000 (determined as of the Grant
Date) vest in any year, such options will not qualify as incentive stock options.

     3. EXERCISE OF STOCK OPTION.

          (a) The Optionee may exercise this Stock Option only in the following manner: prior to the Expiration Date (subject to Section 6 and subject to the provisions of Section 2 above), the Optionee may deliver a Stock Option exercise notice (an "Exercise Notice") in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Option Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

               (i) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

               (ii) if the Initial Public Offering covering the offer and sale of Common Stock of the Company to the public has occurred, then (A) through the delivery (or attestation to ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that have been held by the Optionee for at least six months and are not subject to restrictions under any Plan of the Company, (B) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

               (iii) a combination of (i), (ii)(A) and (ii)(B) above.

Payment instruments will be received subject to collection.

          (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

          (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

     4. INCORPORATION OF PLAN. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

     5. TRANSFERABILITY OF STOCK OPTION. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee's lifetime only by the Optionee (or by the Optionee's guardian or personal representative in the event of the Optionee's incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the executor of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

     6. EFFECT OF CERTAIN TRANSACTIONS. (a) In the case of and subject to the consummation of a Sale Event, unless otherwise provided herein, fifty percent (50%) of all Stock Options issued hereunder but not vested and exercised immediately prior to the effective date of such Sale Event shall vest and become fully exercisable as of the effective date of such Sale Event.

          (b) The Stock Option issued hereunder shall terminate upon the effectiveness of any such Sale Event, unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the assumption of Stock Options theretofore granted (after taking into account any acceleration under Section 6(a) above), or the substitution for such Stock Options of new Stock Options of the successor entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination each participant shall be permitted, within a specified period of time prior to the consummation of the Sale Event as may be determined by the Committee, to exercise all outstanding Options held by such participant which are then vested or will become vested upon the effectiveness of the Sale Event, provided, however, that the exercise of Stock Options not vested immediately prior to the Sale Event shall be subject to the effectiveness of the Sale Event. In the event provision is made in connection with the Sale Event for the assumption of Stock Options or the substitution for such Stock Options of the successor entity or a parent or subsidiary thereof, the remaining Stock Options that do not vest as a result of the Sale Event shall continue to be subject to the original vesting provisions as set forth in this Agreement and as adjusted on a pro rata basis to reflect the acceleration provided herein.

     7. WITHHOLDING TAXES. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate fair market value that would satisfy the withholding amount due. The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

     8. RESTRICTIONS ON TRANSFER OF ISSUED SHARES. None of the Issued Shares acquired upon exercise of the Stock Option shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Act), and such disposition is in accordance with the terms and conditions of this Section 8. In connection with any transfer of Issued Shares, the Company may require the transferor to provide at the Optionee's own expense an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 8 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Issued Shares. Subject to the foregoing general provisions, Issued Shares may be transferred pursuant to the following specific terms and conditions:

          (a) Transfers to Permitted Transferees. The Optionee may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement to the same extent as the Optionee (including, without limitation, the provisions of this Section 8 ) and shall have delivered a written acknowledgment to that effect to the Company.

          (b) Transfers Upon Death. Upon the death of the Optionee, any Issued Shares then held by the Optionee at the time of such death and any Issued Shares acquired thereafter by the Optionee's legal representative pursuant to this Agreement shall be subject to the provisions of this Section # 8, if applicable, and the Optionee's estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

          (c) Company's Right of First Refusal. In the event that the Optionee (or any transferee holding Issued Shares subject to this Section 8(c)) desires to transfer all or any part of the Issued Shares to any person other than the Company (an "Offeror"), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Optionee's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Issued Shares (the "Company Option Shares") specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counternotice to the Optionee. If the Company elects to purchase any or all of such Company Option Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such Company Option Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counternotice.

          (d) Sale of Option Shares to Offeror. The Optionee may, for 60 days after the expiration of the 30-day option period as set forth in Section 8(c), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Option Shares not purchased or agreed to be purchased by the Company or its assignee. If any or all of such Company Option Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Option Shares shall remain subject to the terms of this Section 8.

          (e) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company's stock, the restrictions contained in this Section 8 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Issued Shares.

          (f) Expiration of Company's Right of First Refusal. The first refusal rights of the Company set forth above shall remain in effect until the closing of an Initial Public Offering.

     9. ESCROW ARRANGEMENT. (a) Escrow. In order to carry out the provisions of
Section 8 of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Optionee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any purchase by the Company (or any of its assigns) pursuant to this Agreement, the Company is hereby authorized by the Optionee and any Permitted Transferee, as the Optionee's and each such Permitted Transferee's attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company's right of first refusal, the Company shall, at the written request of the Optionee, deliver to the Optionee (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 9.

          (b) Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that the Optionee, any Permitted Transferees or any other person or entity is required to sell the Optionee's Issued Shares pursuant to the provisions of Section 8 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company's independent public accounting firm, as agent or trustee, or in escrow, for the Optionee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Optionee as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the person or entity who was required to sell the Issued Shares to be sold pursuant to the provisions of Section 8, such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

     10. DRAG ALONG RIGHT. In the event the holders of a majority of the Common Stock (or Common Stock equivalents) then outstanding (the "Majority Shareholders") determine to sell or otherwise dispose of all or substantially all of the assets of the Company or all or fifty percent (50%) or more of the capital stock of the Company owned by the Majority Shareholders in each case in a transaction constituting a change in control of the Company, to any non-Affiliate(s) of the Company or any of the Majority Shareholders, or to cause the Company to merge with or into or consolidate with any non-Affiliate(s) of the Company or any of the Majority Shareholders (in each case, the "Buyer") in a bona fide negotiated transaction (a "Sale"), the Optionee, including any of his or her successors as contemplated herein, shall be obligated to and shall upon the written request of a Majority Shareholders (subject to Sections 6 and 8):
(a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Issued Shares (including for this purpose all of such Optionee's or his or her Permitted Transferee's Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of options (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of vested securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 10. The provisions of this Section 10 shall terminate upon the completion of an Initial Public Offering.

     11. LOCKUP PROVISION. The Optionee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any securities of the Company (including, without limitation pursuant to Rule 144 under the Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company's Initial Public Offering or 90 days in the case of any other public offering.

     12. MISCELLANEOUS PROVISIONS.

          (a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

          (b) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Massachusetts without regard to conflict of law principles.

          (d) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

          (e) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

          (f) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

          (g) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

          (h) Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the "J.A.M.S. Rules"). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Boston, Massachusetts.

     The parties covenant and agree that the arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than 7 business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within 6 months of the selection of the arbitrator. The arbitrator's decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

     The parties covenant and agree that they will participate in the arbitration in good faith. This Section 12(h) applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

     Each of the parties hereto (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

          (i) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     This Agreement is hereby accepted and executed by the Company under its corporate seal by its authorized officer and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

                                        NxSTAGE MEDICAL, INC.


                                        By:
                                            ------------------------------------
                                        Name: Jeffrey H. Burbank
                                        Title: President & CEO

                                        Address:
                                        439 S. Union Street
                                        Lawrence, MA 01843
                                        Attn: Chief Financial Officer

     This Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

                                        Optionee:


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

SPOUSE'S CONSENT(2)

I acknowledge that I have read the
foregoing Incentive Stock Option
Agreement and understand the contents
thereof.

Name:
      -------------------------------
Date:                      ,
      ----------------- ---  --------

----------
(2) Required only if the Optionee's state of residence is one of the following states: Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin.

                                        DESIGNATED BENEFICIARY:

                                        Name:
                                              ----------------------------------

                                        Beneficiary's Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                   APPENDIX A

                          STOCK OPTION EXERCISE NOTICE

NxSTAGE MEDICAL, INC.
Attention: Chief Financial Officer
439 South Union Street 5th Floor
Lawrence, MA 01843

     Pursuant to the terms of my Incentive Stock Option Agreement dated __________ (the "Agreement") under the NxSTAGE MEDICAL, Inc. 1999 Stock Option and Grant Plan, I, [Insert Name] ________________, hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $______ representing the purchase price for [Fill in number of Option Shares] _______ Option Shares. I have chosen the following form(s) of payment:

          [ ]  1. Cash

          [ ]  2. Certified or bank check payable to NxSTAGE MEDICAL, INC.

          [ ]  3. Other (as described in the Agreement (please describe))
                                                                        .
                  ------------------------------------------------------

                                        Sincerely yours,

                                        OPTIONEE


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------